UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 20, 2020

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

3465 E. Foothill Blvd.
Pasadena,	California	91107	(626)	765-2000
(Address of Principal Executive Offices)			(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common Stock, $0.001 par value	GDOT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 20, 2020, the Compensation Committee (the “Committee”) of the Board of Directors of Green Dot Corporation (the “Company”) approved the 2020 Executive Officer Incentive Bonus Plan (the “Plan”), pursuant to which designated executive officers are eligible to earn a target incentive bonus for 2020. 50% of each executive officer’s 2020 target incentive bonus opportunity was granted in the form of performance-based restricted stock units (“PRSUs”) that were issued under the Company’s 2010 Equity Incentive Plan and standard form of PRSU agreement, and 50% was granted in the form of a cash incentive award. 50% of each executive officer’s PRSUs and cash incentive award will be earned, if at all, based on achievement of revenue goals for 2020, and the remaining 50% will be earned, if at all, based on achievement of adjusted EBITDA goals for 2020. The opportunity to earn each such portion is independent of the other portion, and each portion has its own threshold goal. The actual payout of PRSUs and cash incentive awards may be more or less than 100% but will not exceed 200% of the target amount.
The 2020 named executive officer participants in the Plan and their 2020 target incentive bonus opportunities as a percentage of base salary are as follows: Kuan Archer, President, Chief Product and Technology Officer - 100%, and John Ricci, General Counsel - 75%.
On February 20, 2020, the Committee also awarded Rob Strub, a discretionary bonus in the amount of $382,192.
The foregoing description of the Plan is qualified in its entirety by reference to the Plan which is being filed as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibits

10.01	2020 Executive Officer Incentive Bonus Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION

By:	/s/ Jess Unruh
Jess Unruh
Interim Chief Financial Officer

Date: February 26, 2020